UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2024

GETTY IMAGES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41453	87-3764229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 5th Ave S. Suite 400 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosures

On May 28, 2024, Getty Images Holdings, Inc. (the “Company”) posted an investor presentation dated May 28, 2024 to its website at investors.gettyimages.com. The presentation included a video providing an overview of the Company’s Generative AI by Getty Images tool powered by NVIDIA, including anticipated additional capabilities. A copy of the presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

* * *

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 referenced in Item 7.01 above, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Investor Presentation of Getty Images Holdings, Inc., dated May 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2024

GETTY IMAGES HOLDINGS, INC.

By:	/s/ Kjelti Kellough
Name:	Kjelti Kellough
Title:	Senior Vice President, General Counsel, and Corporate Secretary

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